UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2019

MOTUS GI HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38389	81-4042793
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1301 East Broward Boulevard, 3rd Floor Ft. Lauderdale, FL	33301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 541-8000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchanged on Which Registered
Common Stock, $0.0001 par value per share	MOTS	The Nasdaq Capital Market

Item 7.01. Regulation FD Disclosure.

On June 11, 2019, Motus GI Holdings, Inc. (the “Company”) issued a press release announcing that the Company’s 510(k) premarket notification for the second-generation of the Pure-Vu System has been reviewed and cleared by the U.S. Food and Drug Administration. A copy of the press release is attached hereto as Exhibit 99.1.

The information in this Current Report on Form 8-K under Item 7.01, including the information contained in Exhibit 99.1, is being furnished to the Securities and Exchange Commission, and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, except as shall be expressly set forth by a specific reference in such filing.

Item 8.01. Other Events

On June 11, 2019, the Company announced that its 510(k) premarket notification for the second-generation of the Pure-Vu System (“Pure-Vu GEN2”) has been reviewed and cleared by the U.S. Food and Drug Administration.

The Pure-Vu GEN2 is designed to improve the mobility, setup logistics of the system and enhance navigation through the colon, while retaining all the same cleansing functionality as the current generation of the Pure-Vu System. The Pure-Vu GEN2 Workstation has a reduced footprint and is mounted on a roll stand, allowing for the Pure-Vu GEN2 to be moved to different procedure rooms or other areas of the facility as needed. The Pure-Vu GEN2 also has improvements that reduce the number of steps to set up the system and simplifies the loading process onto the colonoscope.

Item 9.01. Financial Statements and Exhibits.

(d) The following exhibit is furnished with this report:

Exhibit No.	Description
99.1	Press Release issued by Motus GI Holding, Inc. June 11, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOTUS GI HOLDINGS, INC.

Dated: June 11, 2019	By:	/s/ Timothy P. Moran
Name: Timothy P. Moran
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by Motus GI Holding, Inc. June 11, 2019

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